Patents:	12 Months Ended
Jul. 31, 2012
Patents Disclosure [Abstract]
Patent Disclosure [Text Block]

Note 4 - Patents:

The costs and accumulated amortization of patents are summarized as follows:

	July 31,
	2012	2011

Patents	$5,587,790	$6,487,389

Less: Accumulated Amortization	2,953,332	3,137,801

Patents, Net	$2,634,458	$3,349,588

Weighted Average Life	9.4 years	11.2 years

Amortization expense amounted to $441,087, $430,650 and $407,746 for the years ended July 31, 2012, 2011 and 2010, respectively. Amortization expense is expected to be approximately $346,000 per year for the years ended July 31, 2013 through 2017. During the year ended July 31, 2012, the Company wrote off patents with a net book value of $440,780 as the patents had been abandoned or were no longer being used. The charge was included in research and development expenses on our consolidated statements of operations. During the years ended July 31, 2011 and 2010, the Company did not write off any patents.